Delaware Group Equity Funds V
Delaware Dividend Income Fund

Supplement to the Fund's Prospectuses
dated March 30, 2005

Delaware Group Income Funds
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund

Supplement to the Funds' Prospectuses
dated September 30, 2004

(each, a "Fund")

On August 18, 2005, the Board of Trustees of Delaware Group Equity Funds V and Delaware Group Income Funds unanimously voted to approve changes to the investment strategies and policies of Delaware Dividend Income Fund, Delaware Delchester Fund and Delaware High-Yield Opportunities Fund. The following changes are effective as of 60 days after the date of this Supplement.

The following supplements the section entitled "The securities we typically invest in":
Securities	How we use them

Credit default swap agreements: In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Credit default swaps may be considered to be illiquid.

We may enter into credit default swaps in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

The following supplements the information in the section "The risks of investing in the Fund(s)":
Risk	How we strive to manage them

Derivatives Risk is the possibility that a Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in a portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives.

This supplement is dated October 26, 2005.